[PHOTO]

The
Gabelli
Global
Convertible
Securities
Fund

FIRST QUARTER REPORT
      MARCH 31, 1998

                                 [FLAGS OMITTED]

                                                                         [PHOTO]
                                                                    Hart Woodson

Gabelli Global Series Funds, Inc.

The Gabelli Global
Convertible Securities Fund

First Quarter Report - March 31, 1998

To Our Shareholders,

      The Gabelli Global Convertible Securities Fund achieved its best quarterly performance since inception, rising 11.1% in the first quarter ended March 31, 1998. The Fund benefited from its overweight position in financial and telecom-related stocks in Europe. European markets outperformed the U.S. as optimism grew that a broad-based European monetary union would be formed on schedule. The Fund has 36% of its assets invested in Europe versus a neutral weighting of 24%. Benign interest rates and rising consumer confidence in the U.S. helped push our holdings in retail, media and entertainment to double-digit gains. With still no sign of economic recovery in Japan, the Fund remains underweighted in Asian markets.

Investment Performance

      For the first quarter ended March 31, 1998, The Gabelli Global Convertible Securities Fund's total return was a solid 11.1%. The UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index of global equity markets had returns of 9.3%, 1.1% and 13.9%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 13.2% over the trailing twelve month period. The UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index rose 12.7%, 7.5% and 29.6%, respectively, over the same twelve month period. Since inception on February 3, 1994 through March 31, 1998, the Fund has a total return of 36.9%, which equates to an average annual return of 7.8%.

INVESTMENT RESULTS (a)
------------------------------------------------------------------------------------------------------------
                                                                        Quarter
                                                  ----------------------------------------------------------
                                                     1st         2nd         3rd         4th         Year
                                                     ---         ---         ---         ---         ----
 1998:  Net Asset Value......................      $10.43        --           --         --            --
        Total Return.........................       11.1%        --           --         --            --
------------------------------------------------------------------------------------------------------------
 1997:  Net Asset Value......................      $10.27      $10.98       $11.15     $9.39         $9.39
        Total Return.........................        0.9%        6.9%         1.5%     (6.1)%         2.8%
------------------------------------------------------------------------------------------------------------
 1996:  Net Asset Value......................      $11.34      $11.55       $11.41     $10.18       $10.18
        Total Return.........................        5.1%        1.9%         (1.2)%    (0.3)%        5.5%
------------------------------------------------------------------------------------------------------------
 1995:  Net Asset Value......................      $10.09      $10.64       $11.05     $10.79       $10.79
        Total Return.........................        1.6%        5.5%         3.9%       1.2%        12.6%
------------------------------------------------------------------------------------------------------------
 1994:  Net Asset Value......................      $10.38      $10.37       $10.64      $9.93        $9.93
        Total Return.........................        3.8%(b)    (0.1)%        2.6%      (5.2)%        0.9%(b)
------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
    Average Annual Returns - March 31, 1998 (a)
    -------------------------------------------

1 Year.......................................   13.2%
3 Year.......................................   10.1%
Life of Fund (b).............................    7.8%
-----------------------------------------------------

                    Dividend History
-----------------------------------------------------
Payment (ex) Date  Rate Per Share  Reinvestment Price
-----------------  --------------  ------------------
December 30, 1997       $1.070            $9.33
December 31, 1996       $1.200           $10.18
December 29, 1995       $0.393           $10.79
December 30, 1994       $0.160            $9.93

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on February 3, 1994. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

Our Investment Objective

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

Our Approach

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodi ties, it is the increase in industrial demand.

Global Allocation

      The accompanying chart represents the Fund's holdings by geographic region as of March 31, 1998. The geographic allocation will change based on current global market con ditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

What are Global Convertible Securities?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

What are the Benefits of Global Convertible Securities?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, in which investors are seeking alternatives to bond funds in favor of global or international funds, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

Global View:  Focus on Europe

      Of the fifteen member nations in the European Union, eleven are likely to become founding members of the European Monetary Union (EMU). This "United Europe" will consist of 300 million people, produce 19.4% of the world's Gross Domestic Product (GDP) and conduct 18.6% of the world's trade. (The comparable figures in the United States are 270 million, 19.6% and 16.6%, respectively). Efficiency will be improved. Companies will be under pressure to raise profitability, as witnessed by the consolidation in the pharmaceutical (Ciba-Geigy and Sandoz) and financial sectors (Swiss Bank and UBS, AXA and UAP). This process, together with a strong dollar which benefits exporters and the rise of an equity culture in Europe, is set to benefit the owners of financial assets.

      During the first quarter, European equity markets rose 19.5% in U.S. dollar terms as measured by the Dow Jones European Index. The Standard & Poor's (S&P) 500 gained 13.9%. Europe is benefiting from the convergence process to be completed in January 1999, when the "euro" will become Europe's


HOLDINGS BY GEOGRAPHIC REGION - 3/31/98

   [The following table was depicted as a pie chart in the printed material.]

                    United States       39.5%
                    Europe              35.7%
                    Asia/Pacific Rim    12.1%
                    Japan                7.7%
                    Latin America        4.7%
                    Other                0.3%
sole currency. To meet the requirements set out in the 1991 Maastricht Treaty, governments have been following a tight fiscal policy. Meanwhile, interest rates have been falling. This has been particularly true in the "peripheral" markets of Italy and Spain, where interest rates had further to fall in preparation for European monetary integration. In 1995, ten year treasury yields were in the low teens in these countries. Today, they have fallen to just over five percent, only a few basis points higher than in Germany. As the process is completed, short term rates are likely to fall further, benefiting both equities and bonds. Consequently, Italy and Spain have outperformed other European markets this year rising 35.7% and 36.5%, respectively, in the first quarter.

      Although volatility may increase over the balance of the year, the macroeconomic environment in Europe remains favorable. In the U.S., the market continues to be supported by solid economic growth, low inflation, strong mutual fund flows and merger mania. Japan remains the weak link with employment, retail sales and industrial production falling. We await definitive proof of economic recovery before increasing our Asian exposure.

Let's Talk Converts

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of March 31, 1998.

Canal + (Sub. Deb. Cv. 3.50%, 04/01/02), a French media company, monetized its interest in Mediaset last year by issuing a 3.50% French franc denominated convertible bond due in April 2002 that is exchangeable into Mediaset common stock at a price of 8,500 lira. With the stock at 11,827 lira, the bonds trade at 139.375% on a low 1.25% premium and a 2.5% current yield.

Mediaset (MS.MI - $6.35 - Milan Stock Exchange) is the leading commercial television group in Italy. It is controlled by former Prime Minister Silvio Berlusconi, who was recently in talks with News Corp's Chairman Rupert Murdoch to consider a possible sale of the company. Operations include three national television stations (Canale 5, Italia 1 and Retequattro) which achieved an aggregate daily audience share of 43% and over 60% of total television advertising revenues last year.

Central Garden and Pet Co. (6.00%, 11/15/03) is the largest wholesale distributor of lawn, garden and pet supplies in the U.S. The company sells a number of brand name products to retailers such as Home Depot and Wal-Mart. Central's unique, value added distribution system continues to win new accounts. Internal sales growth is twelve percent and accelerating. Two recent acquisitions have solidified Central's dominant position in the USD three billion pet supply market. The stock is cheap, selling on a price/earnings ratio of only 60% of its long term growth rate. Central's CEO, William Brown, a former manager for drug distributor McKesson, bought the company in 1980 and has an eight percent ownership interest.

      The USD 115 million 6.00% convertible bond due in November 2003 trades at 154% with the stock at USD 39. The low 10% premium will insure good upside for the stock with a yield advantage of 3.9%.

Cregem Finance NV (2.75%, 01/06/04), a unit of Dexia Belgium, is the issuer of a USD 150 million 2.75% convertible bond that is exchangeable into the firm's holdings of the ING Groep. The bond is guaranteed by Dexia's subsidiary, Credit Communal de Belgique, which is rated AA+ by S&P. With the stock at 118 Dutch guilders, the bond trades at 114.875% on a modest 9% premium and 2.4% current yield.

ING Groep NV (INGB.AS - $56.875 - Amsterdam Stock Exchange) is the Netherlands' largest insurance company and third largest bank with a total market capitalization of USD 37 billion and over USD 200 billion in assets. In 1997, the bank made several important acquisitions including Belgium's third largest bank, Banque Brussels Lambert, the U.S. investment bank Furman Selz and the U.S. life insurer Equitable of Iowa. The bank is well-positioned to meet the challenges of the new single European currency for three reasons. First, it is efficiently managed. Second, it is already internationally-oriented with about 40% of pre-tax profits earned outside Holland. And third, the threat to its home market is limited by high barriers to entry resulting from consolidation which has already occurred.

Houston Industries Inc. (HXT - $64.8125 - NYSE) monetized its holdings in Time Warner by issuing a USD one billion 7.00% preferred note which automatically converts into Time Warner stock in 2000. At a price of USD 64.50, the security yields 5.0% with a 10% premium.

Time Warner Inc. (TWX - $72.00 - NYSE) is the largest media and entertainment company in the U.S. with a total enterprise value of over USD 50 billion. The company grew EBITDA (earnings before interest, tax, depreciation and amortization) 16% in 1997 with all divisions performing well except music. Roughly 60% of cash flow comes from content businesses with the balance from distribution assets. Cable networks include TNT, TBS, CNN and the Cartoon Network. Publications include People, Sports Illustrated, Time and Money. CEO Gerald Levin has used the company's strong cash flow to reduce debt and buy back stock.

Nestle Holdings Inc. (3.00%, 06/17/02) is the world's number one food company. Nestle's brands include Perrier, Nescafe, Carnation, Stouffer's and Alpo. The company also manufactures pharmaceutical products such as contact lens solution, Opti-Free. Nestle sells over 8,500 products in more than 100 countries. Sales are expected to grow by just under ten percent in 1998, of which nearly two-thirds will come from the existing business and the remainder through acquisition. Valuations versus its peer group are still compelling. Nestle trades on a 1998 enterprise value to EBITDA of 10.9 times compared to 13.1 times for Unilever. The balance sheet is strong with interest coverage at over 7 times.

      The USD 300 million Nestle convertible bond has a 3.00% coupon and matures in June 2002. With the stock at 2,913 Swiss francs, the bonds trade at 126.3% on a 5% premium and 2.4% current yield, versus a 1.2% dividend yield on the stock.

Quingling Motors Co. Ltd. (3.50%, 01/22/02) manufactures and sells Isuzu trucks in China. The stock trades in Hong Kong and has an equity market capitalization of USD 500 million. Sales volumes are up nearly 10% with earnings expected to rise 20% in 1998. Profitability has been enhanced by the weak yen, which makes up 40% of costs. Future sales growth will be driven by the new T series pick-up truck, which is expected to generate strong demand because of its flexibility as either a passenger or cargo transport vehicle. The valuation is inexpensive, selling on 12 times 1998 earnings. The balance sheet is solid with net gearing at 18% of capital.

      Quingling issued a 3.50% mandatory convertible due in January 2002. At a price of USD 80, the convertible trades at parity with a 10.0% current yield. Downside protection is afforded by a reset feature which permits the conversion price to be lowered by up to 30% at maturity should the stock fail to perform.

Telefonica de Espana (Sub. Deb. Cv. 2.00%, 07/15/02) is Spain's incumbent telecom operator offering a full range of fixed line and mobile services. With 940 million shares outstanding, the company has an equity market capitalization of USD 42 billion. Including net debt of USD 17 billion produces a total enterprise value of USD 59 billion. With estimated 1998 EBITDA of USD 8.9 billion, Telefonica sells on a 6.6 times multiple of its enterprise value. Although in line with its peer group, we think the stock should sell at a premium. Telefonica's Chairman, Juan Villalonga Navarro, is a fine example of Europe's new breed of shareholder friendly managers. Plans have already been announced to reorganize the company into its four main divisions: basic telephone, cellular, media and international. International interests include stakes in fast growing South American companies such as CTC Chile, Telefonica de Argentina and Telefonica del Peru. New alliances have been formed with WorldCom and Portugal Telecom to expand business in the Americas and Europe. A rights offering will be used to fund expansion plans in Brazil.

      Telefonica has a USD 525 million 2.00% convertible bond due in July 2002. It is rated AA- by S&P. Each bond with a face amount of USD 1,000 is convertible into 31.43 Telefonica shares at a price of 4,914 Spanish pesetas. With the stock at 6,920 pesetas, the bond is priced at USD 139.50 with virtually no premium and a 1.4% current yield. The bond will participate fully in any further stock appreciation, but will decline more slowly should the stock fall.

United News & Media plc (Sub. Deb. Cv. 6.125%, 12/03/03) is a U.K.-based media and information group. Lord Hollick, the group's Chief Executive Officer, has been working to restructure the company and improve profitability. The group's four main activities include: consumer publishing (newspapers and advertising periodicals), broadcasting and entertainment (ITV and Channel 5), financial services and business services. Business services is the largest contributor to profits with subsidiary Miller Freeman being the world's largest trade-show organizer. On the broadcasting side, we expect United to be the greatest beneficiary of the upcoming ITV license renewal process, which could save the company STG 59 million in 1999.

      The United News & Media's 6.125% sterling denominated convertible bonds due in December 2003 trade at 113.875% with the stock at 815 pence. Each bond with a face amount of 5,000 pounds sterling is convertible into 621.1 shares at a price of 805 pence. The bond is well-balanced on a 12% premium and a 5.4% current yield. The bond enjoys call protection until December 2001.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Convertible Securities Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Gabelli U.S. Treasury Money Market Fund

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

      Investing in foreign equity markets can be rewarding but volatile. Investing in global convertible securities offers a risk adverse way to participate in these markets. We thank you for your loyalty and as always, pledge our best efforts on your behalf.


                                   Sincerely,


                                   /s/ Hart Woodson

                                   A. Hartswell Woodson, III
                                   Portfolio Manager
April 30, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1998

Banco Comercial Portugues SA
Telefonica Europe BV
Globalstar Telecommunications
Finaxa
Nortel Inversora SA
United News & Media plc
Cablevision Systems Corp.
Tecnomatix Technologies Ltd.
International CableTel Inc.
Hamburgische Landesbank/Veba
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments -- March 31, 1998 (Unaudited)
================================================================================

  Principal                                                             Market
   Amount                                                                Value
   ------                                                                -----

                CONVERTIBLE CORPORATE BONDS -- 62.7%

                Automotive -- 1.6%
$   100,000     Volkswagen International Finance Cv.
                  3.00%, 01/24/02.................................    $  147,000
                                                                      ----------
                Broadcasting -- 4.9%
  1,000,000(b)  Canal+ / Mediaset Sub. Deb. Cv.
                  3.50%, 04/01/02.................................       219,992
    200,000     Scandinavian Broadcasting System SA
                  Sub. Deb. Cv. 7.25%, 08/01/05 ..................       236,000
                                                                      ----------
                                                                         455,992
                                                                      ----------
                Building and Construction -- 4.7%
    250,000     Bacnotan Consolidated
                  Industries Inc. Sub. Deb. Cv.
                  5.50%, 06/21/04.................................        82,500
    100,000     New World Infrastructure Ltd.
                  Sub. Deb. Cv. 5.00%, 07/15/01...................       106,250
    200,000     Shanghai Investment Holdings
                  1.00%, 06/12/02.................................       193,000
     50,000     Shanghai Investment Holdings
                  1.00%, 02/24/03 (a).............................        55,313
                                                                      ----------
                                                                         437,063
                                                                      ----------
                Business Services -- 1.9%
    125,000     Cendant Corp. Sub. Deb. Cv.
                  4.75%, 03/01/03.................................       178,359
                                                                      ----------
                Cable -- 2.7%
    200,000     International CableTel Inc.
                  Sub. Deb. Cv. 7.00%, 06/15/08...................       251,000
                                                                      ----------
                Computer Software and Services -- 2.8%
    250,000     Tecnomatix Technologies Cv.
                  5.25%, 08/15/04 (a).............................       263,750
                                                                      ----------
                Consumer Products -- 6.7%
    150,000     Central Garden and Pet Co. Cv.
                  6.00%, 11/15/03 (a).............................       227,249
    150,000     Nestle Holdings Inc. 3.00%, 06/17/02..............       190,125
 20,000,000(d)  Sony Corp. Sub. Deb. Cv.
                  1.40%, 03/31/05.................................       218,971
                                                                      ----------
                                                                         636,345
                                                                      ----------
                Diversified Industrial -- 6.7%
     90,000     Alfa SA de CV Sub. Deb. Cv.
                  8.00%, 09/15/00.................................       111,938
    150,000     Beijing Enterprises 0.50%, 03/31/03 (a)...........       149,625
 20,000,000(d)  Matsushita Electric Works Ltd.
                  Sub. Deb. Cv. 2.70%, 05/31/02...................       210,121
 20,000,000(d)  Mitsui and Co. Ltd. Sub. Deb. Cv.
                  1.50%, 03/31/03.................................       161,228
                                                                      ----------
                                                                         632,912
                                                                      ----------
                Energy -- 6.2%
    125,000     Diamond Offshore Drilling Inc. Cv.
                  3.75%, 02/15/07.................................       157,500
    200,000     Hamburgische Landesbank / Veba
                  Sub. Deb. Cv. 3.25%, 05/08/02...................       240,360
    100,000(c)  National Grid Co. plc
                  4.25%, 02/17/08 (a).............................       174,159
                                                                      ----------
                                                                         572,019
                                                                      ----------
                Equipment and Supplies -- 2.4%
    816,000(b)  Alcatel Alsthom SA Cv.
                  6.50%, 01/01/00.................................       220,044
                                                                      ----------
                Financial Services -- 5.4%
    150,000     Cregem Finance NV Cv. 2.75%, 01/06/04.............       173,910
  1,468,000(b)  Finaxa Sub. Deb. Cv. 3.00%, 01/01/01..............       334,837
                                                                      ----------
                                                                         508,747
                                                                      ----------
                Health Care -- 1.8%
    100,000     Sandoz Capital Novartis Cv.
                  2.00%, 10/06/02.................................       166,750
                                                                      ----------
                Publishing -- 5.2%
    250,000     Medya Holding Sub. Deb. Cv.
                  10.00%, 06/28/01................................       193,750
    150,000(c)  United News & Media plc
                  Sub. Deb. Cv. 6.125%, 12/03/03..................       293,893
                                                                      ----------
                                                                         487,643
                                                                      ----------
                Retail -- 4.0%
    100,000     Federated Department Stores Inc.
                  Sub. Deb. Cv. 5.00%, 10/01/03...................       157,375
    145,000     Home Depot Inc. Cv. 3.25%, 10/01/01...............       218,950
                                                                      ----------
                                                                         376,325
                                                                      ----------
                Telecommunications -- 3.8%
    250,000     Telefoncia Europe BV S*ub. Deb. Cv.
                  2.00%, 07/15/02 ................................       355,000
                                                                      ----------
                Transportation -- 1.9%
    207,000     International Container Terminal
                  Services Sub. Deb. Cv.
                  1.75%, 03/13/04.................................       175,950
                                                                      ----------
                TOTAL CONVERTIBLE
                CORPORATE BONDS...................................     5,864,899
                                                                      ----------

   Shares
   ------
                CONVERTIBLE PREFERRED STOCKS -- 32.0%

                Automotive -- 1.3%
    150,000     Quingling Motors Co. Ltd.
                  3.50% Cv. Pfd...................................       120,000
                                                                      ----------
                Broadcasting -- 3.6%
      2,000     Granite Broadcasting Corp.
                  7.75% Cv. Pfd...................................       113,750
     20,000     Triathlon Broadcasting Co.
                  9.00% Cv. Pfd...................................       220,000
                                                                      ----------
                                                                         333,750
                                                                      ----------

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- March 31, 1998 (Unaudited)
================================================================================

                                                                        Market
   Shares                                                                Value
   ------                                                                -----
            CONVERTIBLE PREFERRED STOCKS (Continued)

                Cable -- 5.4%
      5,500     Cablevision Systems Corp.
                  8.50% Cv. Pfd., Ser. I..........................    $  282,562
      3,500     Houston Industries Inc./
                  Time Warner Inc. 7.00% Cv. Pfd..................       226,844
                                                                      ----------
                                                                         509,406
                                                                      ----------
                Energy -- 4.5%
      3,000     AES Trust Corp. 5.375% Cv. Pfd....................      239,625
      4,000     EVI Inc. 5.00% Cv. Pfd. (a).......................       181,000
                                                                      ----------
                                                                         420,625
                                                                      ----------
                Financial Services -- 3.9%
      3,000     Banco Comercial Portugues SA
                  8.00% Cv. Pfd. .................................       361,500
                                                                      ----------
                Metals and Mining -- 0.3%
     10,000     Durban Roodepoort Deep Ltd.
                  8.00% Cv. Pfd. .................................        23,815
                                                                      ----------
                Publishing -- 2.3%
      4,000     Golden Books Family Entertainment Inc.
                  8.75% Cv. Pfd...................................       218,500
                                                                      ----------
                Telecommunications -- 5.1%
      5,000     Nortel Inversora SA 10.00% Cv. Pfd................       317,500
      3,000     Winstar Communications
                  7.00% Cv. Pfd. (a)..............................       162,375
                                                                      ----------
                                                                         479,875
                                                                      ----------
                Wireless Communications -- 5.6%
      2,500     AirTouch Communications Inc.
                  4.25% Cv. Pfd., Cl. C...........................       177,500
      3,000     Globalstar Telecommunications
                  6.50% Cv. Pfd...................................       351,270
                                                                      ----------
                                                                         528,770
                                                                      ----------
                TOTAL CONVERTIBLE
                PREFERRED STOCKS..................................     2,996,241

                COMMON STOCKS -- 3.1%

                Aviation: Parts and Services -- 0.9%
     10,000     Jamco Corp........................................        86,239
                                                                      ----------
                Food and Beverage -- 1.7%
     12,592     Diageo plc........................................       148,238
      1,982     Diageo plc., Cl. B................................        16,861
                                                                      ----------
                                                                         165,099
                                                                      ----------
                Real Estate and Development -- 0.3%
     19,700     Hemaraj Land Development Co.......................        11,293
    135,000     Tanayong Co. Ltd.+................................        13,759
                                                                      ----------
                                                                          25,052
                                                                      ----------
                Wireless Communications -- 0.2%
     13,000     Total Access Communications plc...................        15,340
                                                                      ----------
                TOTAL COMMON STOCKS...............................       291,730
                                                                      ----------
                WARRANTS -- 0.3%

                Diversified Industrial -- 0.2%
        100     Mori Seiki Warrants+..............................        25,000
                                                                      ----------
                Entertainment -- 0.1%
         50     Shochiku Co. Ltd. Warrants+.......................         5,625
                                                                      ----------
                Metals and Mining -- 0.0%
      5,000     Durban Roodepoort Deep Ltd.+......................         1,340
                                                                      ----------
                TOTAL WARRANTS....................................        31,965
                                                                      ----------

                TOTAL INVESTMENTS  --  98.2%
                  (Cost $8,549,174)...............................     9,184,840

                Other Assets and
                  Liabilities (Net) --  1.8%......................       163,957
                                                                      ----------
                NET ASSETS  --  100.0%
                  (896,313 shares outstanding)....................    $9,348,797
                                                                      ==========

                NET ASSET VALUE, Offering and
                  Redemption Price Per Share......................        $10.43
                                                                          ======

FORWARD FOREIGN EXCHANGE CONTRACTS
                                                                  Net Unrealized
                                                       Expiration  Appreciation
                                                          Date    (Depreciation)
                                                        -------    ------------
 89,287,500(d)  Sold Japanese Yen
                  in exchange for
                  USD 750,000......................     11/25/98        $57,662

  2,045,375(e)  Sold Hong Kong Dollars
                 in exchange for
                 USD 250,000.......................     11/26/98       $(10,444)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, the market value of Rule 144A securities amounted to $1,213,471 or 13.0% of net assets.
(b)   Principal amount denoted in French Francs.
(c)   Principal amount denoted in British Pounds.
(d)   Principal amount denoted in Japanese Yen.
(e)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.

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                             Gabelli Family of Funds
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Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is
capital appreciation. (No-Load)           Portfolio Manager: Howard F. Ward, CFA

Gabelli Westwood Equity Fund

Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (No-load)
                                               Portfolio Manager: Susan M. Byrne

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(No-load)                               Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital
appreciation. (No-load)                     Portfolio Manager: Lynda Calkin, CFA

Gabelli Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (No-load)
                                               Portfolio Manager: Patricia Fraze

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an
emphasis on income. (No-load)           Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(No-load)                    Portfolio Managers: Susan M. Byrne & Patricia Fraze

Gabelli Westwood Mighty Mites(SM) Fund

Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(No-Load)                                    Team Manager: Mario J. Gabelli, CFA

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. Max. Sales charge:
5 1/2%                                  Portfolio Manager: Mario J. Gabelli, CFA

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. An investment in a Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Funds will be able to maintain a stable net asset value of
$1.00 per share. (No-load)                   Portfolio Manager: Judith A. Raneri

The Treasurer's Fund

Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (No-Load)
                                             Portfolio Manager: Judith A. Raneri

Global Series

   Gabelli Global Telecommunications Fund

   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (No-load)
                                          Team Manager:    Mario J. Gabelli, CFA

   Gabelli Global Convertible Securities Fund

   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and
   capital appreciation. (No-load)               Portfolio Manager: Hart Woodson

   Gabelli Global Interactive Couch Potato(R) Fund

   Seeks to invest in securities of companies involved with communications, creativity and copyright. The Fund also seeks to invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is capital appreciation. (No-load)
                                              Portfolio Manager: Marc J. Gabelli

   Gabelli Global Opportunity Fund

   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
   (No-load)                Portfolio Managers: Marc J. Gabelli and Caesar Bryan

Gabelli Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (No-load)
                                                 Portfolio Manager: Caesar Bryan

Gabelli International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (No-load)                       Portfolio Manager: Caesar Bryan

The five funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

       The Funds listed above are distributed by Gabelli & Company, Inc.

--------------------------------------------------------------------------------

                           For more information, call:
                                  1-800-GABELLI
   (1-800-422-3554) o fax: 1-914-921-5118 o www.gabelli.com o info@gabelli.com
                    One Corporate Center, Rye, New York 10580

                        Gabelli Global Series Funds, Inc.
                 The Gabelli Global Convertible Securities Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                               Karl Otto Pohl
Chairman and Chief                                  Former President
Investment Officer                                  Deutsche Bundesbank
Gabelli Funds, Inc.
                                                    Werner J. Roeder, MD
Felix J. Christiana                                 Director of Surgery
Former Senior Vice President                        Lawrence Hospital
Dollar Dry Dock Savings Bank
                                                    Anthonie C. van Ekris
Anthony J. Colavita                                 Managing DIrector
Attorney-at-Law                                     BALMAC International, Inc.
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                                    Officers

Mario J. Gabelli, CFA                               A. Hartswell Woodson, III
President and Chief                                 Vice President and
Investment Officer                                  Portfolio Manager

Bruce N. Alpert                                     James E. McKee
Vice President and                                  Secretary
Treasurer

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompa nied by an effective prospectus.
--------------------------------------------------------------------------------